MacroTrends Fund
--------------------------------------------------------------------------------
                                  Annual Report
                                November 30, 2000













This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of MacroTrends Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

YALE FUNDS

MANAGEMENT AND RESEARCH CO.

                                                         1050 East Flamingo Road
                                                                      Suite W267
                                                            Las Vegas, NV  89119
                                                                702-307-9898 Tel
                                                                702-318-8686 Fax

--------------------------------------------------------------------------------
                                                                Mr. Y. Yale Wang
                                                                 President / CEO


               Dear Fellow Shareholders,

               Thank you for your confidence and welcome as investors of the MacroTrends Fund. We are glad to use this opportunity to share with you some of our thoughts on market volatility and our investment strategies.

               The stock market is very speculative and therefore very volatile for any given day, week, or even month. As the trading volume increases and all sorts of people begin to participate in investing and speculation, the stock market experiences constant mood swings, from worrying about "overheating economy" to "recession" and vice versa within each day. Many other "reasons", sometimes by highly visible personalities on TV or magazines, are promoted all the time. We believe all these are just noise. People in the news business are in the business of making news after all.

               Nonetheless, the last few months for NASDAQ were among the worst. The NASDAQ composite is an index made up of approximately 5000 stocks that trade on the NASDAQ exchange and is considered a good benchmark for smaller-company stocks. Since our Fund's inception on March 27, 2000, we have managed to barely outperform the index. 1 But in no way have we lost our optimism of the tremendous potential future growth that our investment may bring to us. In order to stay on track of the right course, one only needs to ask oneself these questions: "Do I believe that new technologies like the Internet and communication will be there and greatly improve our productivity in the next five, ten, or twenty years?" "Do I believe that science will continue to improve human life?" "Do I believe that the US and world consumer population will not suddenly drop disastrously?"

               We have a strong belief in the future of multiple platforms of communication technologies, networking and its related fields, ubiquitous Internet, health science research and applications, and the US-led democracy and wealth creation progress in the world. We believe that the upward slope of the last century will continue to climb higher. Throughout the market history the market tends to over-react temporarily, but would track and oscillate around the upward trend line in the long run. Investors who bought the technology leaders right before the "crash" of 1987 should still be very happy today if they held on to them all the way. Sometimes it is better to forget about it and stop worrying. We should not be in the market for the action nor the excitement.

               MacroTrends Fund's investment objective is solely focused on those macro trends, the natural, fundamental advancements in our society, economy, and technologies, the real meaningful big pictures. We invest in companies sharing the same vision. While we invest, we pay little or no attention to short-term micro factors, which tend to be valued highly by most other investors and mutual fund managers, such as analysts' up- or downgrades, quarter to quarter earnings projections, or insider sale of shares, etc. The main reason that we have continued to outperform the NASDAQ index is that we have appropriately diversified among the leaders across Internet Technology, Semiconductors,

YALE FUNDS

MANAGEMENT AND RESEARCH CO.

                                                         1050 East Flamingo Road
                                                                      Suite W267
                                                            Las Vegas, NV  89119
                                                                702-307-9898 Tel
                                                                702-318-8686 Fax
--------------------------------------------------------------------------------
                                                                Mr. Y. Yale Wang
                                                                 President / CEO


               Communications, Software, Service Providers, Pharmaceuticals, Biotechnology, and Financial Services. 1, 2

               As of November 30, 2000, MacroTrends Fund holds 69 stocks and 8 HOLDRs. Each HOLDR is a basket of 20 leading stocks in a particular industry sponsored by Merrill Lynch. With more matured issues like Broadcom, Cisco Systems, Sun Microsystems, and others, we also (or only) hold its long-term options or LEAPs to better leverage our investment dollars. So far, we have not made money, so the least we can do is to make sure we try not to have our shareholders pay tax as many other funds do. We have made zero tax distribution this year.

               We appreciate your continuing confidence and support. Please feel free to call us at 702-307-9898 should you have any questions.


               Sincerely,
               /s/ Y. Yale Wang
               Y. Yale Wang

               Portfolio Manager
               MacroTrends Fund





1 For a complete discussion on performance, please see the page "Comparison of Changes in Value of $10,000 Since Inception".

2            Please see the pages "MacroTrends Fund Schedule of Investments".



The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

           COMPARISON OF CHANGES IN VALUE OF $10,000 SINCE INCEPTION

                                MACROTRENDS FUND

    TOTAL RETURN FOR THE PERIOD MARCH 27, 2000 (COMMENCEMENT OF OPERATIONS)
                      THROUGH NOVEMBER 30, 2000: (46.50%)




MACROTRENDS FUND  $5,350                       NASDAQ Composite Index  $5,241
     DATE    SHARES  NAV         VALUE           DATE        % CHANGE    VALUE
  3/27/00    1,000   $10.00   $10,000.00       3/27/00                $10,000
  3/31/00    1,000    $9.97    $9,970.00       3/31/00    -7.8592%     $9,214
  4/30/00    1,000    $9.44    $9,440.00       4/30/00   -15.5650%     $7,780
  5/31/00    1,000    $7.83    $7,830.00       5/31/00   -11.8930%     $6,855
  6/30/00    1,000   $10.32   $10,320.00       6/30/00    16.6373%     $7,995
  7/31/00    1,000    $9.20    $9,200.00       7/31/00    -5.0130%     $7,594
  8/31/00    1,000   $10.98   $10,980.00       8/31/00    11.6800%     $8,481
  9/30/00    1,000    $9.37    $9,370.00       9/30/00   -12.6670%     $7,407
 10/31/00    1,000    $7.84    $7,840.00      10/31/00    -8.2459%     $6,796
 11/30/00    1,000    $5.35    $5,350.00      11/30/00   -22.8830%     $5,241


THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND SHOULD NOT BE INTERPRETED AS INDICATIVE OF THE FUND'S FUTURE PERFORMANCE. RETURN AND SHARE PRICE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                                MACROTRENDS FUND
                             Schedule of Investments
                                November 30, 2000
--------------------------------------------------------------------------------
                                                                                 MARKET
      SHARES                                                                      VALUE
      ------                                                                      -----
                    COMMON STOCKS - 99.52%
             APPLICATIONS SOFTWARE - 1.42%
      100    Infosys Technologies Sponsored ADR............................     $ 11,987
       31    Peregrine Systems, Inc.*......................................          504
      500    Red Hat, Inc.*................................................        3,125
      200    VA Linux Systems, Inc*........................................        1,638
                                                                             -----------
                                                                                  17,254
                                                                             -----------
             BANKING - 2.09%
      300    Citigroup, Inc................................................       14,944
      300    Silicon Valley Bancshares*....................................       10,350
                                                                             -----------
                                                                                  25,294
                                                                             -----------
             COMMUNICATIONS SOFTWARE - 3.95%
      406    Kana Communications, Inc......................................        5,125
    1,500    Puma Technology, Inc.*........................................       10,313
      500    Research in Motion Ltd.*......................................       32,500
                                                                             -----------
                                                                                  47,938
                                                                             -----------
             COMPUTER DATA SECURITY - 3.12%
      200    Check Point Software Technologies *...........................       20,525
      200    Verisign, Inc. *..............................................       17,337
                                                                             -----------
                                                                                  37,862
                                                                             -----------
             COMMUNICATION EQUIPMENT - 0.97%
      200    Corning, Inc..................................................       11,700
                                                                             -----------

             COMPUTER SERVICES - 0.86%
      200    Checkfree Corp.*..............................................       10,450
                                                                             -----------

             COMPUTER -INTEGRATED SYSTEMS - 5.65%
      200    Brocade Communications Systems, Inc.*.........................       33,587
      500    Redback Networks*.............................................       34,906
                                                                             -----------
                                                                                  68,493
                                                                             -----------
             COMPUTER - MEMORY DEVICES - 2.78%
      400    EMC Corp- Mass *..............................................       29,750
      100    Sandisk Corp.*................................................       3,981
                                                                             -----------
                                                                                  33,731
                                                                             -----------
             E-COMMERCE - 1.13%
      400    eBay, Inc.*...................................................       13,725
                                                                             -----------

             ELECTRONIC COMPONENTS- SEMICONDUCTOR - 7.91%
    1,000    Arm Holdings PLC Sponsored ADR*...............................       18,313
      100    Broadcom Corp Class A*........................................        9,750


   The accompanying notes are an integral part of these financial statements.




                         MACROTRENDS FUND
               SCHEDULE OF INVESTMENTS- (CONTINUED)
                         November 30, 2000
--------------------------------------------------------------------------------

                                                                                   MARKET
      SHARES                                                                       VALUE
      ------                                                                       -----
             ELECTRONIC COMPONENTS- SEMICONDUCTOR, CONTINUED
      200    Intel Corp....................................................        7,612
      500    Qlogic Corp.*.................................................       40,469
      600    Triquint Semiconductor, Inc.*.................................       19,837
                                                                             -----------
                                                                                  95,981
                                                                             -----------
             ELECTRONIC MEASUREMENT INSTRUMENTS - 0.01%
        2    Agilent Technologies, Inc.*...................................          104
                                                                             -----------

             FIBER OPTICS - 6.00%
      200    Ciena Corp.*..................................................       15,188
      300    JDS Uniphase Corp.*...........................................       15,018
      800    Metromedia Fiber Network, Inc Class A*........................        9,350
      800    Sycamore Networks, Inc.*......................................       33,150
                                                                             -----------
                                                                                  72,706
                                                                             -----------
             FINANCE - 1.06%
      200    Software HOLDRs Trust.........................................       12,913
                                                                             -----------

             FINANCE -INVEST BANKER/BROKER - 22.60%
    1,600    B2B Internet HOLDRs Trust*....................................       32,600
      400    Biotech HOLDRs Trust *........................................       62,025
    1,000    Broadband HOLDRs Trust........................................       48,750
      600    Internet Architect HOLDRs Trust...............................       40,125
    1,300    Internet Infrastructure HOLDRs Trust *........................       31,525
      100    Pharmaceutical HOLDRs Trust...................................       11,150
    1,000    Semiconductor HOLDRs Trust.*..................................       48,000
                                                                             -----------
                                                                                 274,175
                                                                             -----------
             INTERNET CONTENT - 0.36%
      400    Infospace, Inc.*..............................................        4,350
                                                                             -----------

             INTERNET INFRASTRUCTURE SOFTWARE - 1.50%
      400    Openwave Systems, Inc.*.......................................       18,250
                                                                             -----------

             INTERNET SOFTWARE - 14.17%
      800    Akamai Technologies, Inc.*....................................       23,000
      100    Ariba, Inc.*..................................................        6,225
      300    Art Technology Group, Inc.*...................................        8,606
    3,000    BroadVision, Inc.*............................................       67,875
      400    Commerce One, Inc.*...........................................       11,525
    1,000    Exodus Communications, Inc.*..................................       22,750
      200    Inktomi Corp.*................................................        5,212



   The accompanying notes are an integral part of these financial statements.


                                  MACROTRENDS FUND
                         SCHEDULE OF INVESTMENTS- (CONTINUED)
                                   November 30, 2000

--------------------------------------------------------------------------------
                                                                                  MARKET
    SHARES                                                                         VALUE
                    INTERNET SOFTWARE, CONTINUED
      400    Internap Network Services Corp.*..............................        4,400
      500    Keynote Systems, Inc.*........................................        9,125
      500    RealNetworks, Inc.*...........................................        6,219
      200    Tibco Software, Inc.*.........................................        6,925
                                                                             -----------
                                                                                 171,862
                                                                             -----------
             MEDICAL INFORMATION SYSTEMS - 0.07%
      109    WebMD Corp....................................................          818
                                                                             -----------

             MEDICAL - BIOMEDICAL/GENETIC - 1.77%
      200    Affymetrix, Inc.*.............................................       11,800
      200    Millennium Pharmaceuticals, Inc.*.............................        9,712
                                                                             -----------
                                                                                  21,512
                                                                             -----------
             MEDICAL-DRUGS - 0.03%
        5    Pharmacia Corp................................................          305
                                                                             -----------

             MEDICAL LABS & TESTING SERVICES - 0.77%
      200    IMPATH, Inc...................................................        9,400
                                                                             -----------

             NETWORKING PRODUCTS - 5.78%
      300    Cobalt Networks, Inc.*........................................       11,438
      200    Extreme Networks, Inc.*.......................................       10,275
      500    Foundry Networks, Inc.*.......................................       18,438
      200    Juniper Networks, Inc.*.......................................       24,975
      100    Network Appliance, Inc.*......................................        4,937
                                                                             -----------
                                                                                  70,063
                                                                             -----------
             SATELLITE TELECOMMUNICATIONS - 1.44%
      600    Echostar Communications Corp. Class A*........................       17,513
                                                                             -----------

             SCIENTIFIC & TECHNICAL INSTRUMENTS - 2.72%
      400    Applera Applied Biosystems Group*.............................       33,050
                                                                             -----------

             TELECOMMUNICATION SERVICES - 2.28%
       14    Avaya, Inc.*..................................................          164
    1,000    Global Crossing Ltd.*.........................................       12,375
      400    Qwest Communications International, Inc.......................       15,100
                                                                             -----------
                                                                                  27,639
                                                                             -----------
             TELECOMMUNICATIONS EQUIPMENT - 6.94%
      200    Efficient Networks, Inc.*.....................................        3,650
      800    Ericsson (LM) Tel Sponsored ADR...............................        9,100




   The accompanying notes are an integral part of these financial statements.




                                MACROTRENDS FUND
                      SCHEDULE OF INVESTMENTS- (CONTINUED)
                                November 30, 2000

--------------------------------------------------------------------------------
                                                                                   MARKET
      SHARES                                                                       VALUE
      ------                                                                       -----
                    TELECOMMUNICATIONS EQUIPMENT, CONTINUED
      400    Natural Microsystems Corp*....................................        6,550
      232    Nortel Networks Corp..........................................        8,758
      700    Qualcomm, Inc.*...............................................       56,175
                                                                             -----------
                                                                                  84,233
                                                                             -----------
             WIRELESS EQUIPMENT - 2.14%
      100    Aether Systems, Inc*..........................................        5,663
       17    Palm, Inc*....................................................          615
      400    Powerwave Technologies, Inc...................................       19,675
                                                                             -----------
                                                                                  25,953
                                                                             -----------
                    TOTAL COMMON STOCKS
                      (Cost $1,902,564)......................................  1,207,274
                                                                             -----------


       CONTRACTS
                    LONG OPTIONS - 2.52%
       4    Adobe Systems, Inc., Call, Jan/70.00...........................       10,200
       3    BroadVision, Inc., Call, Jan/260.00............................        5,287
       5    Cisco Systems, Inc., Call, Jan/70.00...........................        2,625
       5    Nokia Corp. Sponsored ADR, Call, Jan/60.00.....................        2,750
       5    Nortel Networks Corp., Call, Jan/80.00.........................        2,750
       6    Oracle Corp., Call, Jan/40.00..................................        2,738
       3    Sun Microsystems, Inc., Call, Jan/50.00........................        4,275
                                                                             -----------
           TOTAL LONG OPTIONS
                       (Cost $68,288)......................................       30,625
                                                                             -----------

            TOTAL INVESTMENTS
             (Cost $1,970,852)...................................102.05%       1,237,899
            LIABILITIES LESS OTHER ASSETS........................ (2.05)%        (24,849)
                                                                -------      -----------

            TOTAL NET ASSETS.....................................100.00%     $ 1,213,050
                                                                 =======      ===========

            * Non-income producing security.


   The accompanying notes are an integral part of these financial statements.


                                MACROTRENDS FUND
                       Statement of Assets and Liabilities
                                November 30, 2000
--------------------------------------------------------------------------------


ASSETS:
       Investments in securities, at value
        (cost $1,970,852) (Note 2) ..............................   $ 1,237,899
       Dividends receivable .....................................            41
       Receivable for fund shares sold ..........................         1,030
       Prepaid expenses .........................................           320
       Other ....................................................         4,000
                                                                    -----------
       Total Assets .............................................     1,243,290
                                                                    -----------

LIABILITIES:
       Cash overdraft ...........................................         5,935
       Accrued distribution fees ................................         3,309
       Accrued directors fees ...................................         1,000
       Accrued expenses .........................................        19,996
                                                                    -----------
       Total Liabilities ........................................        30,240
                                                                    -----------

         Net Assets .............................................   $ 1,213,050
                                                                    ===========

NET ASSETS CONSIST OF:
       Paid in capital ..........................................   $ 2,046,638
       Accumulated net realized gain (loss) from
            investment transactions .............................      (100,635)
       Net unrealized appreciation (depreciation) on investments       (732,953)
                                                                    -----------

         Net Assets .............................................   $ 1,213,050
                                                                    ===========


Net asset value and redemption price per share
  ($1,213,050/226,928 shares outstanding) .......................   $      5.35
                                                                    ===========





   The accompanying notes are an integral part of these financial statements.



                                MACROTRENDS FUND
                             Statement of Operations
           For the period March 27, 2000 (commencement of operations)
                            through November 30, 2000


--------------------------------------------------------------------------------

INVESTMENT INCOME:
       Interest .................................................     $     430
       Dividends ................................................         1,462
                                                                      ---------
           Total Investment income ..............................         1,892
                                                                      ---------

EXPENSES:
       Advisory fees (Note 3) ...................................        13,702
       Distribution Fees (Note 5) ...............................         3,309
       Administration fees (Note 4) .............................        24,000
       Transfer agent fees (Note 4) .............................         8,394
       Directors fees ...........................................         2,000
       Audit fees ...............................................         6,000
       Custody fees .............................................         2,545
       Legal fees ...............................................         3,200
       Insurance expense ........................................         2,564
       Printing and postage expense .............................           900
       Other expenses ...........................................         2,953
                                                                      ---------
           Total expenses .......................................        69,567

       Less advisory fees waived:
       Advisory (Note 3) ........................................       (13,702)
                                                                      ---------
           Net expenses .........................................        55,865
                                                                      ---------

           Net investment income (loss) .........................       (53,973)
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:  (Note 2)
       Net realized gain (loss) on securities transactions ......       (51,446)
       Net realized gain (loss) on option transactions ..........       (49,189)
       Net increase (decrease) in unrealized appreciation
         on investments .........................................      (732,953)
                                                                      ---------
       Total net realized and unrealized gain (loss)
         on investments .........................................      (833,588)
                                                                      ---------

       Net increase (decrease) in net assets resulting
         from operations ........................................     $(887,561)
                                                                      ==========



   The accompanying notes are an integral part of these financial statements.




                                MACROTRENDS FUND
                       Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                          FOR THE PERIOD
                                                                       MARCH 27, 2000* THROUGH
                                                                         NOVEMBER 30, 2000
                                                                         -----------------
OPERATIONS:
       Net investment income (loss) ..................................   $   (53,973)
       Net realized gain (loss) from investment transactions .........       (51,446)
       Net realized gain (loss) on option transactions ...............       (49,189)
       Net increase (decrease) in unrealized appreciation
        on investments ...............................................      (732,953)
                                                                         -----------
       Net increase (decrease) in net assets resulting from operations      (887,561)
                                                                         -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
       Dividends from net investment income ..........................             0
       Distributions from net realized gain on investments ...........             0

CAPITAL SHARE TRANSACTIONS:
       Proceeds from shares sold .....................................     2,185,743
       Dividends reinvested ..........................................             0
       Payment for shares redeemed ...................................       (85,132)
                                                                         -----------
       Net increase (decrease) in net assets from capital
        share transactions ...........................................     2,100,611
                                                                         -----------

       Net increase (decrease) in net assets .........................     1,213,050

NET ASSETS:
       Beginning of period ...........................................             0
                                                                         -----------

       End of period (including undistributed net
         investment income of $-0-) ..................................   $ 1,213,050
                                                                         ===========

   * Commencement of operations.


   The accompanying notes are an integral part of these financial statements.




                                    MACROTRENDS FUND
                                  Financial Highlights
                    (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                            MARCH 27, 2000* THROUGH
                                                                NOVEMBER 30, 2000
                                                                -----------------

Net asset value, beginning of period .......................   $      10.00
                                                               ------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............................          (0.48)
                                                               ------------
Net realized and unrealized gain (loss) on investments .....          (4.17)
                                                               ------------
Total from investment operations ...........................          (4.65)
                                                               ------------

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................           0.00
Distributions from net realized gains on investments .......           0.00
                                                               ------------
Total dividends and distributions ..........................           0.00
                                                               ------------
Net asset value, end of period .............................   $       5.35
                                                               ============

Total return ...............................................         (46.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ...................        $ 1,213
Ratio of expenses to average net assets,
  before waivers ...........................................           6.35%  +
Ratio of expenses to average net assets,
  net of waivers ...........................................           5.10%  +
Ratio of net investment income (loss) to average net assets,
  before waivers ...........................................          (6.17)%+
Ratio of net investment income (loss) to average net assets,
  net of waivers ...........................................          (4.92)%+
Portfolio turnover rate ....................................          60.01%



        * Commencement of operations.
        + Annualized.


   The accompanying notes are an integral part of these financial statements.

                                MACROTRENDS FUND
                          NOTES TO FINANCIAL STATEMENTS
                                November 30, 2000


--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION
MacroTrends Fund (the "Fund") is a separate series of Questar Funds, Inc. (the "Company"), a Maryland Corporation, incorporated on February 13, 1998, and registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks of companies positioned for growth in light of global economic and social changes. The Fund commenced operations on March 27, 2000.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION - Securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are stated at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

C. FEDERAL INCOME TAXES - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, and net realized capital gains, if any, annually.

E. OPTIONS- When a call is written, an amount equal to the premium received is included in the Statement of Assets and Liabilities an an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which was written either expires on its stipulated expiration date, or a closing purchase transaction is entered into, a gain is realized (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

        If a written call option is exercised, a capital gain or loss is realized from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

        The premium paid for the purchase of a call or a put option is included in the asset section of the Statement of Assets and Liabilities as an investment and is subsequently adjusted to the current market value of the option. If a purchased option expires on its stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction is entered into, a gain or loss will be realized depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option.

                                MACROTRENDS FUND
                          NOTES TO FINANCIAL STATEMENTS
                                November 30, 2000
                                   (CONTINUED)
--------------------------------------------------------------------------------

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

E. OPTIONS, CONTINUED- If a put option is exercised, a gain or loss will be realized from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

F. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.


  NOTE 3. INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS The Fund has an investment advisory agreement with YaleFunds Management and Research Co. (the "Adviser"). Pursuant to this agreement, the Adviser is responsible for formulating the Fund's investment programs and for making day-to-day investment decisions and engaging in portfolio transactions. For its services, the Adviser receives an advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Fund. The Adviser may, in its discretion, waive some or all of its fees. For the period ended November 30, 2000, the Advisor waived its entire fee amounting to $13,702.

  The Fund has administration and transfer agency agreements with American Data Services, Inc. ("ADS" or the "Administrator"), of which the Fund's president is also an officer. Under these agreements, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services. For administrative and fund accounting services rendered to the Fund by the ADS, the Fund pays a monthly fee, equal to 1/12th of 0.15% of the first $75 million, 1/12th of 0.10% of the next $75 million, and 1/12th of 0.07% of the remaining balance of the Fund's average monthly net assets. The fee is subject to a monthly minimum of $3,000. ADS also receives a monthly transfer agency fee, calculated as a combination of account maintenance charges plus transaction charges, subject to a $1,000 monthly minimum. The Fund also reimburses ADS for any out-of-pocket expenses. For the period ended November 30, 2000, ADS earned $32,394 for administrative, transfer agency, and fund accounting services.

  The Board of Directors has adopted a Distribution Plan applicable to the Fund under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. AmeriMutual Funds Distributors, Inc. (the "Distributor"), an affiliate of American Data Services, Inc., serves as the Fund's distributor. Pursuant to the Plan, the Distributor will receive a monthly fee calculated at an annual rate of .30% of its average daily net assets, to enable it to provide marketing and promotional support to the Fund, shareholder servicing and maintaining shareholder accounts and to make payments to broker/dealers and other financial institutions for providing distribution assistance. For the period ended November 30, 2000, the Fund incurred distribution expenses of $3,309.

  The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2000, Guirong Shi owned over 45% of the Fund.

                                MACROTRENDS FUND
                          NOTES TO FINANCIAL STATEMENTS
                                November 30, 2000
                                   (CONTINUED)

--------------------------------------------------------------------------------
NOTE 4. INVESTMENT TRANSACTIONS
For the period ended November 30, 2000, purchases and sales of investment securities, excluding short-terms, aggregated $2,772,795 and $818,785, respectively. The gross unrealized appreciation for all securities totaled $66,065 and the gross unrealized depreciation for all securities totaled $799,018, for a net unrealized depreciation of $732,953. The aggregate cost of securities for federal income tax purposes at November 30, 2000 was $1,995,703

Transactions for all options written during the period ended November 30, 2000 were as follows:

                                                       NUMBER OF
                                                       CONTRACTS      PREMIUMS
                                                       ---------      --------
    Options written...............................           11       $24,808
    Options terminated in closing
      purchase transactions.......................           (3)      (20,231)
    Options expired...............................           (8)      ( 4,577)
                                                        --------      --------
    Options outstanding at November 30, 2000......           -0-      $   -0-
                                                        ========      ========


NOTE 5. CAPITAL SHARE TRANSACTIONS
As of November 30, 2000, there were 100,000,000 shares of $0.001 par value capital stock authorized and capital paid in amounted to $2,046,638.

Transactions in Fund shares were as follows:
                                                          MARCH 27, 2000*
                                                              THROUGH
                                                          NOVEMBER 30, 2000
                                                          -----------------
           Shares sold..................................       237,233
           Shares issued in reivestment
             of dividends...............................          -0-
           Shares redeemed..............................     (  10,305)
                                                              --------

           Net increase.................................       226,928
                                                              ========

           *Commencement of operations

NOTE 6. CARRYOVERS
At November 30, 2000, the Fund had a net capital loss carryforward of approximately $75,785 expiring in 2008.


NOTE 7. RECLASSIFICATIONS
In accordance with SOP 93-2, the Fund has recorded a reclassification in the capital accounts. As of November 30, 2000, the Fund recorded permanent book/tax differences of $53,973 from undistributed net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income on a tax basis which is considered to be more informative to shareholders.

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------



To The Shareholders and
Board of Directors
MacroTrends Fund (a series of Questar Funds, Inc.)

We have audited the accompanying statement of assets and liabilities of the MacroTrends Fund, including the schedule of portfolio investments, as of November 30, 2000, and the related statement of operations, statement of changes in net assets and financial highlights for the period from March 27, 1999 (commencement of operations) to November 30, 2000 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of November 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MacroTrends Fund as of November 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period from March 27, 1999 (commencement of operations) to November 30, 2000 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
December 19, 2000

                               INVESTMENT ADVISER
                     YaleFunds Management and Research, Inc.
                      1050 East Flamingo Road, Suite W-267
                               Las Vegas, NV 89119

                                  LEGAL COUNSEL
                             Spitzer & Feldman P.C.
                                 405 Park Avenue
                               New York, NY 10022

                              INDEPENDENT AUDITORS
                        McCurdy & Associates CPA's, Inc.
                               27955 Clemens Road
                               Westlake, OH 44145

                        ADMINISTRATOR, TRANSFER AGENT AND
                            DIVIDEND DISBURSING AGENT
                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788

                                   DISTRIBUTOR
                      AmeriMutual Funds Distributors, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788

                                    CUSTODIAN
                            Union Bank of California
                         475 Sansome Street, 15th Floor
                             San Francisco, CA 94111












  This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.